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                                                                    EXHIBIT 10.8

                             WILDWOOD OFFICE PARK
                           MANHATTAN ASSOCIATES, LLC
                           SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE ("Amendment"), is made the 27th day of February, 1998, between Wildwood Associates, a Georgia General Partnership comprised of International Business Machines Corporation, a New York Corporation, and Cousins Properties Incorporated, a Georgia Corporation, having an office at Suite 1600, 2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683, hereinafter called "Landlord", and Manhattan Associates, LLC having its principal office at Suite 700, 2300 Windy Ridge Parkway, Atlanta, Georgia 30339, hereinafter called "Tenant".

                             W I T N E S S E T H:
                             --------------------

     WHEREAS Landlord and Tenant entered into that certain Lease dated September 24, 1997 as amended October 31, 1997 (herein called the "Lease") with respect to the Demised Premises (as defined in the Lease) located in Suite 700 of the Building at 2300 Windy Ridge Parkway, Atlanta, Georgia; and

     WHEREAS Tenant and Landlord have mutually agreed to expand the Demised Premises.

    NOW, THEREFORE, for and in consideration of the Demised Premises, the mutual promises contained in this Amendment, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, Landlord and Tenant do hereby agree as follows:

1. All terms and words of art used herein, as indicated by the initial capitalization thereof, shall have the same respective meaning designated for such terms and words of art in the Lease.

2.  Certain Definitions. Article 1 is hereby amended as follows:
    -------------------

    (g) Rentable Floor Area of Demised Premises: shall be amended as of the
        ---------------------------------------
        Second Expansion Area Rental Commencement Date by deleting "51,442 square feet" and inserting "63,296 square feet".

    (j) Base Rental Rate: Shall be amended by adding the following new
        ----------------
        subparagraph at the end thereof. "The Base Rental Rate for the Second Expansion Area shall be $16.00 per square foot of Rentable Floor Area per year.

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     (k)  Rental Commencement Date shall be amended by adding the following new
          ------------------------
          subparagraph "as to the Second Expansion Area the Rental Commencement Date shall be the earlier of July 1, 1998 or the date Tenant takes possession of the Demised Premises for the purpose of conducting business."

     (m)  Construction Allowance, shall be amended by adding the following new
          ----------------------
          subparagraph "as to the Second Expansion Area an allowance of $15.00 per square foot of Rentable Floor Area shall be provided."

     (p)  A new subparagraph entitled (s) Second Expansion Area shall be added
                                          ---------------------
          as follows:

          "The Second Expansion Area shall be defined as the additional 11,854 square feet of Rentable Floor Area being leased by Tenant on the (seventh) 7th floor of the Building, which when added to the existing Demised Premises of 51,442 square feet of Rentable Floor Area represents the full floor rentable floor area as more fully set forth on Exhibit "B" of the Lease. The Second Expansion Area shall be included in the definition of Demised Premises for all purposes of this Lease including the requirement to pay Additional Rental. Tenant to lease the Second Expansion Area in it "as is" condition and Tenant and Tenant's contractor shall have access to the Second Expansion Area upon execution of this Second Amendment for the start of construction. All costs and expenses of renovating the Second Expansion Area shall be at the sole cost and expense of Tenant except that Landlord shall contribute the Construction Allowance as set forth in 1 (m) above."

3. Except as expressly modified herein, the Lease Agreement shall remain in full force and effect and, as hereby modified, is expressly ratified and confirmed by the parties hereto. This Amendment shall be binding upon and shall inure to the benefit of Landlord and Tenant and their representatives, permitted legal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed and their respective seals to be affixed as of the date and year first above written.




                           [SIGNATURES ON NEXT PAGE]






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"LANDLORD"

WILDWOOD ASSOCIATES,
a Georgia general partnership

BY:     Cousins Properties Incorporated
        Managing General Partner

By:      /s/ Jack S. LaHue
        ----------------------------
Its:    Senior Vice President

                        [CORPORATE SEAL]


"TENANT"

MANHATTAN ASSOCIATES, LLC

By:      /s/ Oliver M. Cooper
        ----------------------------
Its:    Chief Operating Officer

                        [CORPORATE SEAL]






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